UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2010

SOLAR CAPITAL LTD.

(Exact name of registrant as specified in its charter)

Maryland	814-00754	26-1381340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Park Avenue

New York, NY 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 993-1670

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2010, Solar Capital Ltd. (“Solar”) announced that it has established a new $100 million revolving credit facility with Wells Fargo Securities, LLC acting as administrative agent. In connection with this revolving credit facility, Solar’s wholly owned financing subsidiary, Solar Capital Funding II LLC (“SC Funding II”), as borrower, entered into a Loan and Servicing Agreement (the “Loan and Servicing Agreement”) whereby Solar will transfer certain loans it has originated or acquired or will originate or acquire (the “Loans”) from time to time to SC Funding II via a Purchase and Sale Agreement (the “Purchase and Sale Agreement,” and together with the Loan and Servicing Agreement and various supporting documentation, the “Credit Facility”).

The Credit Facility, among other things, matures on December 17, 2015 and generally bears interest based on LIBOR plus 3.00%. The Credit Facility is secured by all of the assets held by SC Funding II. Under the Credit Facility, Solar and SC Funding II, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Credit Facility and is qualified in its entirety by reference to copies of the form of Loan and Servicing Agreement and form of Purchase and Sale Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and by this reference incorporated herein.

On December 20, 2010, Solar issued a press release announcing its entry into the Credit Facility, a copy of which is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Loan and Servicing Agreement, dated as of December 17, 2010, by and among Solar Capital Funding II LLC, as the borrower, Solar Capital Ltd., as the servicer and the transferor, Wells Fargo Securities, LLC, as the administrative agent, each lender that is or may become a party thereto from time to time, each agent of a lender that is or may become a party thereto from time to time, Wells Fargo Delaware Trust Company, N.A., as the collateral agent, and Wells Fargo Bank, N.A., as the account bank and collateral custodian.

10.2	Form of Purchase and Sale Agreement, dated December 17, 2010, by and between Solar Capital Ltd. and Solar Capital Funding II LLC.

99.1	Press release dated December 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2010	SOLAR CAPITAL LTD.

	By:	/S/ NICHOLAS RADESCA
Nicholas Radesca
Chief Financial Officer